UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                October 27, 2005


                           FREMONT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                     001-08007                   95-2815260
        ------------               --------------              --------------
(State or other jurisdiction      (Commission File               (IRS Employer
     of incorporation)                 Number)               Identification No.)


                        2425 OLYMPIC BOULEVARD, 3RD FLOOR
                         SANTA MONICA, CALIFORNIA 90404
          (Address of principal executive offices, including zip code)


                                 (310) 315-5500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 27, 2005, Fremont General Corporation issued a news release to report its results of operations and financial condition at, and for the three and nine months ended, September 30, 2005. The information set forth in the attached Exhibit 99.1 is incorporated in the Item by reference and is being furnished and shall not be deemed "filed" for the purposes of the Securities Act of 1934, as amended.




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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FREMONT GENERAL CORPORATION


Date:  October 27, 2005               PATRICK E. LAMB


                                      By: /s/ PATRICK E. LAMB
                                          -------------------------------------
                                          Patrick E. Lamb
                                          Senior Vice President, Chief Financial
                                          Officer Chief Accounting Officer and
                                          Treasurer (Principal Accounting
                                          Officer)





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